REGULATION D SUBSCRIPTION AGREEMENT

Show King Holdings Inc.

The undersigned (the "Subscriber") and Show King Holdings Inc. (the "Company") entered this Subscription Agreement on December 31, 2013. The parties mutually agree as follows:

1.      Subscription and terms of Shares.

1.1   Subscription. The Subscriber hereby subscribes to purchase from the Company an aggregate of US$ 123,000 or 615,000 shares (the "Shares"), of the Company's common stock, par value $0.1 per share, (the "Common Stock") at a per share purchase price which shall be $0.2 per share (the "Purchase Price"). All checks should be made payable to: "Show King Holdings Inc."

1.2   Acceptance or Rejection of Subscription. The Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, before receipt by the Company of the Purchase Price. Upon the Company accepts this subscription, this subscription becomes irrevocable.

2.       Closing.  If the Company has not received and accepted subscriptions and the closing date is not extended in the sole discretion of the Company for up to an additional ninety (90) days (the "Closing Date"), the Offering ends and any unaccepted investments in the possession of the Company, along with the related documents, shall be promptly returned to the Subscriber.

3.       Representations and Warranties of the Subscriber.  The Subscriber hereby represents, warrants, and covenants as follows:

3.1   Access to Information. The Subscriber, in making the decision to purchase the Shares, relied solely on independent investigations made by it and/or its representatives, if any. The Subscriber and/or its representatives during the course of this transaction, and before the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company;

3.2   Sophistication and Knowledge. The Subscriber and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Subscriber is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Subscriber has relied on the advice of, or has consulted with, only the Subscriber's own advisor(s);

3.3   Lack of Liquidity. The purchase of the Shares involves a high degree of risk. The Subscriber can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Subscriber has no present need for liquidity in connection with its purchase of the Shares;

3.4   Authority. The Subscriber has the full right and power to enter into and perform pursuant to this Agreement and to make an investment in the Company, and this Agreement constitutes the Subscriber's valid and legally binding obligation, enforceable in accordance with its terms. The Subscriber is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement;

3.5       Regulation D Exemption. The Subscriber acknowledges that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws under Section 4(2) of the Securities Act and/or the provisions of Rule 506 of Regulation D promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended. And, the Company is relying upon the truth and accuracy of the representations, warranties, agreements acknowledgments and understandings of the Subscriber set forth in this Agreement and/or Investor Questionnaire in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares. In this regard, the Subscriber further represents, warrants and agrees that:

a.       No Public Solicitation. The Common Shares were not offered to the Subscriber through, and the Subscriber is not aware of, any form of general solicitation or general advertising, including, without limitation:

(1)    any advertisement, articles, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and

(2)    any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

b.       Investment Only. The Subscriber is acquiring Shares for the Subscriber's own account and not for the account of others and for investment purposes only.

c.      Restriction to Transfer of Shares.

(1)    The Shares are not registered and therefore are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. The Subscriber must not offer, resell, pledge or otherwise transfer the Shares except through registration under all applicable federal and state securities laws or an available exemption therefrom.

(2)    The Company has no obligation to register the resale of the Securities pursuant to the Securities Act or to otherwise qualify the Securities for resale under any federal, state or provincial securities laws. In this regard, the Subscriber represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

(3)    The Subscriber understands that the shares subject to this Subscription Agreement will be registered under a Registration Statement on Form S-1, filed with the Securities and Exchange Commission, however, until such Registration Statement has been declared effective by the Securities and Exchange Commission, a legend shall be placed on any certificate representing the Shares substantially as follows:

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF UNITED STATES FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE;

3.6  Standing of the Subscriber.

a.       If the Subscriber is a corporation, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and if the Subscriber is a partnership or other organization, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

b.      If the Subscriber is a corporation, the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action;

c.       If the Subscriber is a partnership or other organization, all governing documents necessary to enter into this Agreement and to consummate the transactions contemplated hereby, and all necessary consents and approvals required by the partnership agreement or other governing documents have been obtained; and

d.      For both corporations and partnerships, this Agreement constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

     4.    Company's Representations and Warranties. The Company represents and warrants to the undersigned as follows:

4.1   Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada.

4.2  Authority.

a.       The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares;

b.       the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and

c.        this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3   Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall:

a.       result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or

b.       entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.4   No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf

(i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

5.       Indemnity by the Subscriber.  The Subscriber shall indemnify and hold harmless the Company and all of its directors, officers, agents and employees from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur:

a.       by reason of the Subscriber's failure to fulfill any of the terms and conditions of this Agreement;

b.       by reason of the Subscriber's breach of any of the Subscriber's representations, warranties or agreements contained herein or in the Investor Questionnaire; and/or

c.        with respect to any and all claims made by or involving any person, other than the Subscriber, claiming any interest, right, title, power or authority regarding the Subscriber's purchase of Shares. The Subscriber further agrees and acknowledges that this indemnification agreement shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Subscriber's Shares or upon the Subscriber's death.

6.       Waiver and Cumulative Remedies.  No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

7.       Amendments.  Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.       Addresses for Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the Company and/or to the Subscriber. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

9.      Costs and Taxes.

a.       Upon execution of this Agreement and with each delivery of the Purchase Price as set forth in 1.1, the Company is not responsible for any legal fees incurred by the Subscriber in relation to the Subscriber's review, entry into or execution of this Agreement.

b.       The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of any securities and the other instruments and documents to be delivered hereunder, and agrees to hold the Subscriber harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

10.   Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company, the Subscriber and the respective successors and assigns.

11.   Survival of Representations and Warranties.  All representations and warranties made in this Agreement, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

12.   Entire Agreement.  This Agreement constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

13.   Severability.  The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

14.  Governing Law and Venue.

a.       This Agreement shall be enforced, governed and construed in accordance with the laws of the State of Nevada without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought in the State of Nevada and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding.

b.       The Subscriber hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Subscriber is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

15.   Headings.  Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

16.   Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

17.   Further Assurances.  From and after the date of this Agreement, upon the request of the Subscriber or the Company, the Company and the Subscriber shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

18.   Legal Representation/Conflict of Interest.  The Subscriber, by executing this Subscription Agreement acknowledges, represents and agrees that:

a.       the Company has retained legal counsel to represent it in connection with the preparation of this Subscription Agreement;

b.       such legal counsel has prepared such documents with a view to the interests of the Company only and has not undertaken to represent the interest of the Subscriber and that no attorney-client relationship or fiduciary duty exists between such legal counsel and the Subscriber, notwithstanding that the Subscriber's investment may pay, directly or indirectly, for such legal services;

c.        the Subscriber has been advised to have such legal documents reviewed by the Subscriber's own independent attorney and/or other advisors; and

d.       the services performed by such legal counsel have been limited to the preparation of such documentation at the request and direction of the Company and such legal counsel has not undertaken to conduct any investigation whatsoever concerning the facts, risks or circumstances concerning or relating to the investment and/or the background or financial qualifications of the Company.

Type of Ownership (Check one)

[  ] INDIVIDUAL OWNERSHIP (One signature required)

[  ] COMMUNITY PROPERTY (One signature required if interest held in one name, i.e. managing spouse; two signatures required if interest held in both names)

[  ] JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both or all parties must sign)

[  ] CORPORATION (Please include certified Corporate Resolution authorizing signature)

[  ] TRUST (Please include a copy of the Trust Agreement)

[  ] PARTNERSHIP (Please include a copy of the Statement of the Statement of Partnership

Agreement authorizing signature)

Social Security/ Taxpayer Identification Number

                                       _

Subscriber                       Joint Subscriber

___________________________________________________________________________

[Please print above the exact name(s) in which the Shares is to be held]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SUBSCRIBER:

Name	Signing Representative	Address	Shares Purchased	Type of Ownership
Kathy Li	/s/Kathy Li	16103 Sunnyview Terrace,Hacienda Heights, CA 91745	25,000	Individual
Edmond Che Kin Kwong	/s/Edmond Che Kin Kwong	16346 Avenida Nobleza, San Diego, CA. 92128	35,000	Individual
Victor CheYin Kwong	/s/Victor CheYin Kwong	36529 30th St East, Palmdale, CA. 93550	100,000	Individual
Anthony Steven Lam	/s/Anthony Steven Lam	1175 Miguel Ave., Los Altos, CA. 94024	5,000	Individual
Allen Chirk Chu	/s/Allen Chirk Chu	3245 Burton Ave., Rosemead, CA. 91770	10,000	Individual
Dan Chirk Chu	/s/Dan Chirk Chu	3220 Rosemead Place, Rosemead, CA. 91770	10,000	Individual
HongFu Yu	/s/HongFu Yu	211 E Avenue 28, Los Angeles, CA 90031	10,000	Individual
Alex PaiLun Chao	/s/Alex PaiLun /s/Chao	3062 Waverley St., Palo Alto, CA. 94306	15,000	Individual
Wei Sho Pao	/s/Wei Sho Pao	20627 Septo St, Chatsworth, CA. 91311	10,000	Individual
Kenneth Ken-Yee Pao	/s/Kenneth Ken-Yee Pao	1815 W. Hellman, Alhambra, CA. 91803	25,000	Individual
Bruce Kenning Pao	/s/Bruce Kenning Pao	736 Cuesta Dr., Mountain View, CA. 94040	25,000	Individual
Peter Gin Lee	/s/Peter Gin Lee	1951 O'Farrell Street, #210, San Mateo, CA. 94403	5,000	Individual
Chen Yang	/s/Chen Yang	3329 Cook Lane, Alameda, CA. 94502	10,000	Individual
Ning Yang	/s/Ning Yang	275 S. Marengo ave. #25, Pasadena. CA. 91101	5,000	Individual
Kim Wah Wong	/s/Kim Wah Wong	743 Estrella Ave., Arcadia, CA. 91007	25,000	Individual
Noman Y. Shiau	/s/Noman Y. Shiau	2710 Wagon Train Lane, Diamond Bar, CA. 91765	10,000	Individual
Perry Torng	/s/Perry Torng	20985 Jade Ct., Diamond Bar, CA. 91765	5,000	Individual
Jennifer Pihsia Fan	/s/Jennifer Pihsia Fan	1570 Sapphire Ln, Diamond Bar, CA. 91765	20,000	Individual
LaiKit Lew	/s/LaiKit Lew	14309 Autumn Hill Ln, Chino Hills, CA. 91709	10,000	Individual
WeiLi Lin	/s/WeiLi Lin	20 Young Ct., Irvine, CA. 92617	10,000	Individual
Jimmy Yeh	/s/Jimmy Yeh	457 E. Meadow Drive, Palo Alto , CA 94306	20,000	Individual
Anita Yu Lee	/s/Anita Yu Lee	3129 S. Hacienda Blvd., Hacienda Heights, CA. 91745	25,000	Individual
Seng Yue	/s/Seng Yue	1109 1/2 South First Ave., Arcadia, CA. 91006	25,000	Individual
Amber L. Suriano	/s/Amber L. Suriano	332 S. First Ave., Covina, CA. 91723	20,000	Individual
Cindy Lou Ponce De Leon	/s/Cindy Lou Ponce De Leon	2107 E Vine Ave, West Covina, CA. 91791	20,000	Individual
Rodolfo Alfonso Marroquin	/s/Rodolfo Alfonso Marroquin	15305 Hawthorne Ave., Fontana, CA. 92335	5,000	Individual
George Stanley Karthan	/s/George Stanley Karthan	4326 Escondido Trl, Malibu, CA. 90265	20,000	Individual
Craig Marvin Rosato	/s/Craig Marvin Rosato	12078 Nelson Rd., Moorpark, CA. 93021	10,000	Individual
Edward Yu Shu Pan	/s/Edward Yu Shu Pan	3281 E. Guasti Rd., #800, Ontario, CA. 91761	25,000	Individual
Max Hwang	/s/Max Hwang	1909 Mirador Dr., Azusa, CA. 91702	25,000	Individual
Teresa Tehsha Ning	/s/Teresa Tehsha Ning	16915 Glenford Dr., Hacienda Heights, CA. 91745	25,000	Individual
Patrick Wong	/s/Patrick Wong	6043 Bartlett Ave., San Gabriel, CA 91775	25,000	Individual

ACCEPTANCE BY THE COMPANY:

Show King Holdings Inc.

By: /s/ Edwin Kwong

Edwin Kwong

Title: President

Address: 3301 Spring Mountain Rd. Unit 23, Las Vegas, NV 89102